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                            SMITH BARNEY MUNI FUNDS
                                 on behalf of
                            Limited Term Portfolio
                                 (the "fund")

                      Supplement dated August 14, 2002 to
                        Prospectus dated July 29, 2002

The following information supplements, and to the extent inconsistent therewith, supersedes certain information in the "Management" section of the Prospectus. Defined terms have the same meanings as set forth in the Prospectus.

   Peter M. Coffey, investment officer of SBFM and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since February 1999. Mr. Coffey has 33 years of experience with the manager or its predecessors.

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